UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2020

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

NYSE: EDD

Semi-Annual Report

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/closedendfundsshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Portfolio Management	28
Investment Policy	29
Dividend Reinvestment Plan	36
Privacy Notice	37
Director and Officer Information	Back Cover

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Letter to Stockholders (unaudited)

Performance

For the six months ended April 30, 2020, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of -11.69%, based on net asset value, and -20.13% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index")*, which returned -9.91%. On April 30, 2020, the closing price of the Fund's shares on the New York Stock Exchange was $5.33, representing a 17.6% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging market (EM) domestic debt assets posted negative returns over the six-month period ended April 30, 2020 (as measured by the Index), as EM currencies weakened versus the U.S. dollar and overwhelmed the positive contribution from local interest rates. There was a wide dispersion in performance between countries, as Turkey led the way with returns of over 32%, while South African returns fell -22%.i Performance in 2019 was positive; however, it was offset by the March 2020 sell-off triggered by the impacts of the COVID-19 shutdown.

•  Extraordinary times were matched by extraordinary price action across markets, and movements in EM debt were no exception. Risk markets registered new historic lows in March 2020 and wiped out gains from January and February 2020. The combination of the global slowdown resulting from fighting COVID-19 and the drop in oil prices related to both demand destruction and the ongoing friction between Saudi Arabia and Russia has been challenging, to say the least. Unfortunately, as the science and medical community searches for a COVID-19 cure, it faces the challenges of managing the symptoms in much the same way that investors are grappling with the constantly evolving market risks. As bad as things currently stand, we are left questioning whether lows will be soon re-tested. The answer to this conundrum will depend on the extent to which COVID-19 is destructive rather than disruptive, irrespective of the unprecedented measures being taken by governments and multilateral organizations to mitigate the impact of the fallout. Given this uncertainty, we expect price volatility to remain elevated as the negative news accompanying the pandemic works its way around the world and influences investment flows, and liquidity constraints are exacerbated by widely adopted work-from-home arrangements. As such, we have, where possible, taken steps to pare risk to the more vulnerable countries (where fiscal dynamics limit a strong COVID-19 response), certain sectors (the more obvious being energy and commodity-related) and individual high yield issuers that struggle to pass our stress tests.

•  The EM economic bloc is not a monolith. It is comprised of many countries, each with their own strengths and weaknesses. Healthy countries, such as those with strong balance sheets, will likely survive this economic weakness, as they have the ability to cut interest rates and enact fiscal stimulus, and many already have. Weaker countries, including those with pre-existing conditions such as Lebanon, Argentina and Zambia, will need to possibly restructure and/or receive help from the International Monetary Fund (IMF). To provide life support, the IMF announced a credit line worth $50 billion available to low income economies for coronavirus-related expenditure, including $10 billion in loans with very limited conditionality. Meanwhile, in a joint statement, the World Bank and IMF called on all official bilateral creditors to suspend debt payments from IDA (International Development Association) countries that request forbearance.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Letter to Stockholders (unaudited) (cont'd)

•  Broadly, for the Fund, yield curve/duration positioning contributed the most to relative performance, while currency positioning was a detractor. Duration/yield curve positioning in Egypt, India, Nigeria and Colombia contributed the most to performance, as did overweight duration positions in Peru, Russia, Hungary and India. Conversely, a short position in the U.S. dollar detracted from performance, as did currency positioning in Brazil, Turkey, Argentina, Thailand and Mexico. An underweight rate position in Thailand also detracted from performance, as did rate positioning in Turkey.

•  The use of derivatives both contributed to and detracted from performance during the period. The primary instruments used were bond futures (U.S. Treasury and German bund) and currency forwards. Bond futures were used to hedge interest rate exposure, and currency forwards were used to hedge or add to currency exposure. The use of leverage, while incurring borrowing costs, did allow the portfolio to invest in higher-performing positions.

Management Strategies

•  Following the incipient stabilization observed in April 2020, market attention will likely focus on the gradual easing of lockdown measures in the developed world. First-in-first-out China may provide some clues as to what to expect in terms of recovery patterns. So far, the evidence points to a sluggish (though potentially bottoming) recovery for the services sector (amid soft consumption) and a more convincing rebound in manufacturing, though it was recently tempered by weak export data (due to falling external demand). The potential for a second wave of infections could also jeopardize a more decisive recovery in economic activity and needs to be monitored. In any event, the market is already primed for very weak economic data releases in the months ahead, and we believe that confirmation of those subdued expectations is unlikely to severely disrupt market sentiment. Meanwhile, many EM economies, particularly in Latin America, are still in lockdown, though pressure to ease restrictions has been rising due to the economic harm caused by containment measures in the form of lost activity/income, lower tax revenues and the related worsening of fiscal dynamics.

•  A consolidation of the improved risk sentiment observed during April 2020 may benefit risky assets. This is even more so for EM debt, which bore the brunt of asset underperformance in March 2020, given EM's relatively weaker position to deal with the economic costs of the virus and EM not directly benefiting from very generous relief policies announced by governments in the developed world. Therefore, we believe attractive valuations, a stabilization in commodity prices and progress on funding/debt relief initiatives directly targeting EM economies could combine to provide a boost to EM debt returns in the near term. In particular, we find value in hard currency EM debt (both in investment grade credits tapping the eurobond market at attractive new issue premia and in high yield with relatively solid balance sheets), as well as duration in several countries ranging from low yielders such as Hungary (where the long end of the yield curve could be supported by the central bank's quantitative easing) to high yielders with ample monetary and fiscal policy space (Mexico and Russia). We are more cautious on EM currencies in the near term, although they are screening extremely cheap, as EM authorities generally see weaker currencies as part of the response to the COVID-19 shock. Finally, we continue to monitor idiosyncratic stories including: possible IMF program financing to Ukraine, Lebanon and South Africa; heightened volatility in Brazil after relevant Cabinet changes; and the outcome of Argentina's debt restructuring.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Letter to Stockholders (unaudited) (cont'd)

Sincerely,

John H. Gernon
President and Principal Executive Officer  May 2020

*J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. It is not possible to invest directly in an Index.

i Source: Bloomberg L.P. and J.P. Morgan. Data as of April 30, 2020.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Portfolio of Investments (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (93.3%)
Argentina (0.5%)
Corporate Bonds (0.5%)
Banco Hipotecario SA, BADLAR + 4.00%, 22.31%, 11/7/22 (a)(b)	ARS	25,000	$336
Tarjeta Naranja SA, BADLAR + 3.50%, 26.88%, 4/11/22 (a)(b)		$4,743	869
YPF SA, BADLAR + 4.00%, 31.44%, 7/7/20 (a)(b)		9,137	1,674
			2,879
Brazil (7.1%)
Sovereign (7.1%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/23 - 1/1/27	BRL	185,748	38,665
Chile (2.2%)
Sovereign (2.2%)
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	3,410,000	4,654
5.00%, 3/1/35		4,770,000	7,174
			11,828
China (0.9%)
Sovereign (0.9%)
China Government Bond, 3.13%, 11/21/29	CNY	14,260	2,128
3.29%, 10/18/23		17,000	2,556
			4,684
Colombia (5.2%)
Corporate Bond (0.2%)
Fideicomiso PA Costera, 6.25%, 1/15/34 (b)	COP	4,979,415	1,261
	Face Amount (000)		Value (000)
Sovereign (5.0%)
Colombia Government International Bond, 9.85%, 6/28/27	COP	1,466,000	$424
Colombian TES, Series B 6.00%, 4/28/28		15,850,000	3,823
6.25%, 11/26/25		7,500,000	1,926
7.75%, 9/18/30		9,477,000	2,535
10.00%, 7/24/24		44,128,500	13,124
Financiera de Desarrollo Territorial SA Findeter, 7.88%, 8/12/24 (b)		21,492,000	5,599
			27,431
			28,692
Czech Republic (1.0%)
Sovereign (1.0%)
Czech Republic Government Bond, 2.00%, 10/13/33	CZK	64,240	2,811
2.75%, 7/23/29		62,000	2,849
			5,660
Dominican Republic (0.7%)
Sovereign (0.7%)
Dominican Republic International Bond, 8.90%, 2/15/23 (b)	DOP	22,000	358
9.75%, 6/5/26 (b)		224,000	3,359
			3,717
Georgia (0.8%)
Corporate Bond (0.8%)
Bank of Georgia JSC, 11.00%, 6/1/20 (b)	GEL	14,300	4,475
Hungary (3.3%)
Sovereign (3.3%)
Hungary Government Bond, 3.00%, 10/27/27 - 8/21/30	HUF	3,950,750	13,434
5.50%, 6/24/25		1,246,570	4,646
			18,080

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
India (3.9%)
Sovereign (3.9%)
India Government Bond, 8.40%, 7/28/24	INR	1,445,000	$21,376
Indonesia (9.5%)
Sovereign (9.5%)
Indonesia Treasury Bond, 7.00%, 9/15/30	IDR	72,200,000	4,587
8.13%, 5/15/24		208,303,000	14,479
8.38%, 3/15/34 - 4/15/39		114,928,000	7,834
8.75%, 5/15/31		196,378,000	13,836
9.00%, 3/15/29		155,245,000	11,136
			51,872
Malaysia (5.8%)
Sovereign (5.8%)
Malaysia Government Bond, 3.96%, 9/15/25	MYR	27,854	6,948
4.18%, 7/15/24		80,548	19,955
4.23%, 6/30/31		19,500	5,034
			31,937
Mexico (12.0%)
Sovereign (12.0%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	653,920	29,148
7.75%, 5/29/31		125,606	5,538
10.00%, 12/5/24		51,672	2,529
Petroleos Mexicanos, (Units) 7.65%, 11/24/21 (b)(c)		704,300	28,132
			65,347
Peru (3.5%)
Sovereign (3.5%)
Peru Government Bond, 5.35%, 8/12/40 (b)	PEN	1,245	352
5.40%, 8/12/34 (b)		1,322	404
6.15%, 8/12/32 (b)		7,260	2,390
6.35%, 8/12/28		40,000	13,775
Peruvian Government International Bond, (Units) 5.70%, 8/12/24 (b)(c)		2,251	766
6.35%, 8/12/28 (c)		4,200	1,446
			19,133
	Face Amount (000)		Value (000)
Poland (10.6%)
Sovereign (10.6%)
Poland Government Bond, 5.25%, 10/25/20	PLN	26,398	$6,512
Republic of Poland Government Bond, 2.50%, 7/25/27		10,450	2,863
3.25%, 7/25/25		38,600	10,385
5.75%, 9/23/22		141,500	38,265
			58,025
Romania (1.4%)
Sovereign (1.4%)
Romania Government Bond, 4.75%, 2/24/25	RON	24,920	5,847
5.80%, 7/26/27		6,090	1,503
			7,350
Russia (7.5%)
Sovereign (7.5%)
Russian Federal Bond — OFZ, 6.90%, 5/23/29	RUB	1,198,550	17,267
7.00%, 8/16/23		87	1
7.10%, 10/16/24		271,000	3,873
7.70%, 3/23/33		342,500	5,258
8.15%, 2/3/27		961,800	14,735
			41,134
South Africa (6.3%)
Sovereign (6.3%)
Republic of South Africa Government Bond, 8.25%, 3/31/32	ZAR	37,242	1,673
8.75%, 1/31/44		246,760	10,089
9.00%, 1/31/40		29,300	1,252
South Africa Government Bond, 8.00%, 1/31/30		465,690	21,600
			34,614
Thailand (7.2%)
Sovereign (7.2%)
Thailand Government Bond, 2.13%, 12/17/26	THB	63,000	2,078
2.40%, 12/17/23		250,000	8,163
3.63%, 6/16/23		329,000	11,064
3.85%, 12/12/25		477,460	17,051
4.88%, 6/22/29		28,500	1,163
			39,519

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Turkey (2.7%)
Sovereign (2.7%)
Turkey Government Bond, 7.10%, 3/8/23	TRY	19,550	$2,579
8.00%, 3/12/25		24,250	3,082
9.20%, 9/22/21		22,000	3,180
11.00%, 2/24/27		41,686	5,857
			14,698
Uruguay (1.2%)
Sovereign (1.2%)
Uruguay Government International Bond, 8.50%, 3/15/28 (b)	UYU	69,890	1,385
9.88%, 6/20/22 (b)		213,800	4,778
9.88%, 6/20/22		17,260	386
			6,549
TOTAL FIXED INCOME SECURITIES (Cost $634,320)			510,234
SHORT-TERM INVESTMENTS (6.7%)
U.S. Treasury Security (1.6%)
U.S. Treasury Bill, 1.53%, 7/30/20 (Cost $8,524) (d)(e)		$8,556	8,554
	Shares
Investment Company (5.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note F) (Cost $28,001)		28,000,885	28,001
TOTAL SHORT-TERM INVESTMENTS (Cost $36,525)			36,555
TOTAL INVESTMENTS (100.0%) (Cost $670,845) (e)(f)			546,789
LIABILITIES IN EXCESS OF OTHER ASSETS			(118,887)
NET ASSETS			$427,902

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Floating or variable rate securities: The rates disclosed are as of April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Rate shown is the yield to maturity at April 30, 2020.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(f)  At April 30, 2020, the aggregate cost for federal income tax purposes is approximately $670,845,000. The aggregate gross unrealized appreciation is approximately $7,680,000 and the aggregate gross unrealized depreciation is approximately $128,846,000, resulting in net unrealized depreciation of approximately $121,166,000.

BADLAR  Buenos Aires Deposits of Large Amount Rate.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Portfolio of Investments (unaudited) (cont'd)

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at April 30, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	ZAR	15,200		$791	6/10/20	$(26)
BNP Paribas SA	HUF	1,000,000		$3,122	6/10/20	14
BNP Paribas SA		$5,659	CZK	139,200	6/10/20	(27)
BNP Paribas SA		$1,392	HUF	451,000	6/10/20	9
BNP Paribas SA		$486	PLN	2,000	6/10/20	(4)
Citibank NA		$490	CZK	12,400	6/10/20	11
Citibank NA		$8,976	CZK	210,140	6/10/20	(474)
Citibank NA		$5,431	RON	23,700	6/10/20	(90)
Goldman Sachs International	PLN	61,200		$15,503	6/10/20	756
JPMorgan Chase Bank NA	CZK	47,500		$1,880	6/10/20	(42)
JPMorgan Chase Bank NA	PLN	26,400		$6,349	6/10/20	(12)
JPMorgan Chase Bank NA	PLN	15,500		$3,633	6/10/20	(102)
JPMorgan Chase Bank NA	ZAR	54,000		$2,954	6/10/20	52
JPMorgan Chase Bank NA	ZAR	26,000		$1,411	6/10/20	13
State Street Bank and Trust Co.	COP	20,400,000		$5,282	6/10/20	147
State Street Bank and Trust Co.	INR	1,630,000		$21,703	6/10/20	78
State Street Bank and Trust Co.	MXN	436,300		$20,298	6/10/20	2,302
State Street Bank and Trust Co.	PEN	15,400		$4,460	6/10/20	(92)
State Street Bank and Trust Co.	RUB	40,000		$545	6/10/20	9
State Street Bank and Trust Co.		$2,243	PEN	7,650	6/10/20	18
UBS AG	RON	1,180		$271	6/10/20	5
Barclays Bank PLC		$2,064	MYR	9,000	6/12/20	26
State Street Bank and Trust Co.	MYR	15,000		$3,517	6/12/20	34
BNP Paribas SA	BRL	17,858		$3,481	7/2/20	211
JPMorgan Chase Bank NA		$3,196	BRL	17,858	7/2/20	74
						$2,890

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Portfolio of Investments (unaudited) (cont'd)

ARS —  Argentine Peso

BRL —  Brazilian Real

CLP —  Chilean Peso

CNY —  Chinese Yuan Renminbi

COP —  Colombian Peso

CZK —  Czech Koruna

DOP —  Dominican Peso

GEL —  Georgian Lari

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

INR —  Indian Rupee

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

PEN —  Peruvian Nuevo Sol

PLN —  Polish Zloty

RON —  Romanian New Leu

RUB —  Russian Ruble

THB —  Thai Baht

TRY —  Turkish Lira

USD —  United States Dollar

UYU —  Uruguay Peso

ZAR —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	91.8%
Short-Term Investments	6.7
Other*	1.5
Total Investments	100.0	%**

*    Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $2,890,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Financial Statements

Statement of Assets and Liabilities	April 30, 2020 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $642,844)	$518,788
Investment in Security of Affiliated Issuer, at Value (Cost $28,001)	28,001
Total Investments in Securities, at Value (Cost $670,845)	546,789
Foreign Currency, at Value (Cost $902)	1,088
Interest Receivable	11,839
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3,759
Receivable for Investments Sold	2,991
Tax Reclaim Receivable	584
Receivable from Affiliate	5
Other Assets	112
Total Assets	567,167
Liabilities:
Payable for Line of Credit	128,036
Payable for Investments Purchased	8,289
Due to Broker	1,288
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	869
Payable for Advisory Fees	442
Deferred Capital Gain Country Tax	107
Payable for Custodian Fees	66
Payable for Professional Fees	58
Payable for Administration Fees	35
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	73
Total Liabilities	139,265
Net Assets
Applicable to 66,092,125 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$427,902
Net Asset Value Per Share	$6.47
Net Assets Consist of:
Common Stock	$661
Paid-in-Capital	679,246
Total Accumulated Loss	(252,005)
Net Assets	$427,902

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2020 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $588 of Foreign Taxes Withheld)	$19,813
Dividends from Security of Affiliated Issuer (Note F)	156
Total Investment Income	19,969
Expenses:
Advisory Fees (Note B)	3,143
Interest Expense on Line of Credit (Note G)	2,232
Administration Fees (Note C)	251
Custodian Fees (Note D)	171
Line of Credit Commitment Fees (Note G)	125
Professional Fees	65
Stockholder Reporting Expenses	34
Directors' Fees and Expenses	9
Stockholder Servicing Agent Fees	7
Other Expenses	32
Total Expenses	6,069
Rebate from Morgan Stanley Affiliate (Note F)	(24)
Net Expenses	6,045
Net Investment Income	13,924
Realized Gain (Loss):
Investments Sold (Net of $77 of Capital Gain Country Tax)	(14,102)
Foreign Currency Forward Exchange Contracts	1,943
Foreign Currency Translation	(1,196)
Net Realized Loss	(13,355)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $129)	(64,522)
Foreign Currency Forward Exchange Contracts	5,296
Foreign Currency Translation	(952)
Net Change in Unrealized Appreciation (Depreciation)	(60,178)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(73,533)
Net Decrease in Net Assets Resulting from Operations	$(59,609)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2020 (unaudited) (000)	Year Ended October 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,924	$33,586
Net Realized Loss	(13,355)	(54,050)
Net Change in Unrealized Appreciation (Depreciation)	(60,178)	83,997
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,609)	63,533
Dividends and Distributions to Stockholders	(16,523)	—
Paid-in-Capital	—	(39,021)
Capital Share Transactions:
Repurchase of Shares (0 and 324,887 shares)	—	(2,112)
Net Decrease in Net Assets Resulting from Capital Share Transactions	—	(2,112)
Total Increase (Decrease)	(76,132)	22,400
Net Assets:
Beginning of Period	504,034	481,634
End of Period	$427,902	$504,034

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Financial Statements (cont'd)

Statement of Cash Flows	Six Months Ended April 30, 2020 (unaudited) (000)
Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting from Operations	$(59,609)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Proceeds from (Payments on) Sales and Maturities of Long-Term Investments	108,723
Proceeds from (Payments on) Foreign Currency Forward Exchange Contracts and Foreign Currency Transactions	(205)
Proceeds from (Payments on) Purchases of Long-Term Investments	(100,413)
Net (Increase) Decrease in Short-Term Investments	27,660
Net (Increase) Decrease in Foreign Currency Holdings	(146)
Net (Increase) Decrease in Interest Receivable	(292)
Net (Increase) Decrease in Receivables Related to Operations	(140)
Net Increase (Decrease) in Advisory Fees Payable	(115)
Net Increase (Decrease) in Interest Payable	26
Net Increase (Decrease) in Payables Related to Operations	888
Net Realized (Gain) Loss for Investments Sold, Foreign Currency Forward Exchange Contracts and Foreign Currency Translation	13,355
Net Change in Unrealized Appreciation (Depreciation) for Investments, Foreign Currency Forward Exchange Contracts and Foreign Currency Translation	60,178
Accretion/Amortization of Discounts and Premiums	(1,369)
Net Cash Provided by (Used for) Operating Activities	48,541
Cash Flows From Financing Activities:
Cash Payments for Line of Credit	(32,018)
Cash Paid for Repurchase of Shares	—
Cash Distribution Paid	(16,523)
Net Cash Provided by (Used for) Financing Activities	(48,541)
Net Increase (Decrease) in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$2,170

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30, 2020		Year Ended October 31,
	(unaudited)		2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$7.63		$7.25		$8.72		$8.93		$8.96		$13.67
Net Investment Income(2)	0.21		0.51		0.68		0.63		0.78		0.80
Net Realized and Unrealized Gain (Loss)	(1.12)		0.45		(1.56)		(0.18)		(0.07)		(4.64)
Total from Investment Operations	(0.91)		0.96		(0.88)		0.45		0.71		(3.84)
Distributions from and/or in excess of:
Net Investment Income	(0.25)		—		(0.20)		—		—		—
Return of Capital	—		(0.59)		(0.40)		(0.66)		(0.76)		(0.91)
Total Distributions	(0.25)		(0.59)		(0.60)		(0.66)		(0.76)		(0.91)
Anti-Dilutive Effect of Share Repurchase Program	—		0.01		0.01		—		0.02		0.04
Net Asset Value, End of Period	$6.47		$7.63		$7.25		$8.72		$8.93		$8.96
Per Share Market Value, End of Period	$5.33		$6.95		$6.12		$7.84		$7.87		$7.54
TOTAL INVESTMENT RETURN:(3)
Market Value	(20.13	)%(6)	23.78%		(15.32)%		8.26%		15.59%		(30.35)%
Net Asset Value	(11.69	)%(6)	14.71%		(9.81)%		6.12%		10.37%		(27.58)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$427,902		$504,034		$481,634		$585,035		$599,119		$608,987
Ratio of Expenses to Average Net Assets	2.53	%(4)(7)	3.14	%(4)	3.11	%(4)	2.80	%(4)	2.60	%(4)	2.44	%(4)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.60	%(4)(7)	1.68	%(4)	1.72	%(4)	1.74	%(4)	1.76	%(4)	1.74	%(4)
Ratio of Net Investment Income to Average Net Assets	5.84	%(4)(7)	6.68	%(4)	8.06	%(4)	7.24	%(4)	8.89	%(4)	7.37	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	19	%(6)	36%		20%		54%		80%		36%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. Morgan Stanley Investment Management Inc. (the "Adviser") may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.  Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures

Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation:  (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service/vendor. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

of bid and asked prices obtained from brokers or dealers; (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement:  FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of April 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$8,615	$—	$8,615
Sovereign	—	501,619	—	501,619
Total Fixed Income Securities	—	510,234	—	510,234
Short-Term Investments
Investment Company	28,001	—	—	28,001
U.S. Treasury Security	—	8,554	—	8,554
Total Short-Term Investments	28,001	8,554	—	36,555
Foreign Currency Forward Exchange Contracts	—	3,759	—	3,759
Total Assets	$28,001	$522,547	$—	$550,548
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(869)	$—	$(869)
Total	$28,001	$521,678	$—	$549,679

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of April 30, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$3,759
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(869)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,943
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$5,296

  At April 30, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the
Statement of Assets and Liabilities

Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$3,759	$(869)

  (a)Excludes exchange-traded derivatives.

  (b)Absent an event of default or early termination, over-the-counter ("OTC") derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements

(collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

  The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(c) (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$26	$(26)	$—	$0
BNP Paribas SA	234	(31)	(203)	0
Citibank NA	11	(11)	—	0
Goldman Sachs International	756	—	(700)	56
JPMorgan Chase Bank NA	139	(139)	—	0
State Street Bank and Trust Co.	2,588	(92)	(435)	2061
UBS AG	5	—	—	5
Total	$3,759	$(299)	$(1,338)	$2,122

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(c) (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$26	$(26)	$—	$0
BNP Paribas SA	31	(31)	—	0
Citibank NA	564	(11)	(553)	0
JPMorgan Chase Bank NA	156	(139)	—	17
State Street Bank and Trust Co.	92	(92)	—	0
Total	$869	$(299)	$(553)	$17

  (c)In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

  For the six months ended April 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$136,696,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividends and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly managed assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$39,021	$13,481	$26,515

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at October 31, 2019:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$20,901	$(20,901)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

At October 31, 2019, the Fund had no distributable earnings on a tax basis.

At October 31, 2019, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $6,897,000 and $71,711,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

The amount of net investment income to be paid by the Fund is determined in accordance with federal income tax regulations. It is possible that all or a portion of the Fund's fiscal year 2020 dividend may be a return of capital and that determination cannot yet be made.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $108,702,000 and $111,130,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2020, advisory fees paid were reduced by approximately $24,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended April 30, 2020 is as follows:

Affiliated Investment Company	Value October 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$35,841	$65,580	$73,420	$156
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value April 30, 2020 (000)
Liquidity Funds	$—	$—	$28,001

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended April 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("Facility") in the amount of $400,000,000. The loans under the Facility will bear interest at the rate of LIBOR for the applicable interest period plus a spread. The Facility also has a commitment fee of 0.10% of the unused portion of the Facility. The average borrowings and interest rate for the six months ended April 30, 2020 were approximately $152,440,000 and 2.87%, respectively. During the same period, the Fund incurred approximately $2,232,000 in interest expense associated with the outstanding loans.

H.  Other: As permitted by the Fund's offering prospectus, on January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended April 30, 2020, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 7,225,611 of its shares at an average discount of 14.75% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/closedendfundsshareholderreports..

At April 30, 2020, the Fund did not have record owners of 10% or greater.

I.  Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by approximately $7,465,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

J.  Subsequent Event: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

the financial performance of the Fund's Investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's Investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, a Managing Director of the Adviser, Warren Mar, a Managing Director of the Adviser and Sahil Tandon, an Executive Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Baurmeister began managing the Fund at its inception. Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012. Mr. Tandon has been associated with the Adviser in an investment management capacity since 2004.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited) (cont'd)

or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited) (cont'd)

investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited) (cont'd)

its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited) (cont'd)

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Chinese Fixed-Income Investments

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited) (cont'd)

that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Environmental, Social and Governance Issues

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Investment Policy (unaudited) (cont'd)

short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Pricing of Securities

Certain of the Fund's securities may be valued by an outside pricing service approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2020

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.  April 2019

Privacy Notice (unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.  April 2019

Privacy Notice (unaudited) continued

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.  April 2019

Privacy Notice (unaudited) continued

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed, Vice Chair of the Board

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.

© 2020 Morgan Stanley

CEEDDSAN
3102931 EXP. 06.30.2021

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2019	—		N/A	N/A
December 2019	—		N/A	N/A
January 2020	—		N/A	N/A
February 2020	—		N/A	N/A
March 2020	—		N/A	N/A
April 2020	—		N/A	N/A
Total	—	$—	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the Semi-Annual period April 30, 2020, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	NA	NA	NA	NA	NA	NA	NA	NA	NA

1        Gross income includes income from the reinvestment of cash collateral.

2        Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

3        Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

4        These administrative fees are not included in the revenue split.

5        These indemnification fees are not included in the revenue split.

(b)	Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 22, 2020

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 22, 2020